EXHIBIT 10.14

                  INVESTMENT MANAGER'S SUBORDINATION AGREEMENT


         INVESTMENT MANAGER'S SUBORDINATION AGREEMENT (this "Agreement"), dated as of March 19, 1998, by and among REIT Management & Research, Inc., a Delaware corporation, having an address at 400 Centre Street, Newton, Massachusetts 02158 (the "Investment Manager"), Hospitality Properties Trust, a Maryland real estate investment trust, having an address at 400 Centre Street, Newton, Massachusetts 02158 (the "Borrower"), and Dresdner Bank AG, New York Branch and Grand Cayman Branch, having an address at 75 Wall Street, New York, New York 10005, as agent on behalf of the Lenders (as hereinafter defined) (the "Agent").

                                R E C I T A L S:

         Pursuant to that certain Revolving Credit Agreement, dated as of the date hereof (as modified and supplemented and in effect from time to time, the "Loan Agreement"; capitalized terms used herein and not otherwise defined having the meanings set forth in the Loan Agreement), by and among Borrower, as borrower; Agent, as agent; and the institutions party thereto as lenders ("Lenders"), the Lenders have committed to make a loan (the "Loan") to Borrower up to a maximum aggregate principal amount of $250,000,000. The Loan is to be evidenced by, and repayable with interest thereon in accordance with, that certain Revolver Note, dated the date hereof, executed and delivered by Borrower to the order of Agent (as modified, supplemented or substituted and in effect from time to time, collectively, the "Note").

         Investment Manager has agreed to provide management, advisory and administrative services and certain other services for the Borrower pursuant to an Advisory Agreement among Investment Manager, Barry M. Portnoy, Gerard M. Martin and Borrower (as amended, modified or supplemented and in effect from time to time, the "Advisory Agreement").

         NOW, THEREFORE, to induce the Agent to enter into the Loan Agreement and to induce Lenders to make the Loan and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

         1. Representations of Investment Manager. Investment Manager warrants and represents to the Agent the following as of the date hereof:

                  (a) The Advisory Agreement has not been assigned, modified, amended or supplemented. The Advisory Agreement is in full force and effect, and constitutes the entire agreement with respect to the provision of management, advisory or administrative services to Borrower, except as set forth therein. A true, correct and complete copy of the Advisory Agreement is attached hereto as Exhibit A.

                  (b) The Advisory  Agreement  constitutes the legal,  valid and
         binding   obligation  of  Investment   Manager,   enforceable   against
         Investment Manager in accordance with its


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         terms,  subject to general  principles of equity and laws affecting the rights and remedies of debtors and creditors generally.

                  (c) To Investment Manager's knowledge, Borrower is not in default in the performance of the terms and provisions of the Advisory Agreement, nor is there now any condition which, with the giving of notice or lapse of time, or both, will become a default.

                  (d) There are no contracts, agreements or commitments between Borrower and Investment Manager in respect of the Loan Agreement or the provision of management, advisory or administrative services to Borrower, except as provided in the Advisory Agreement.

                  (e) Investment Manager is not in material default under the terms and provisions of the Advisory Agreement, nor is there now any condition which, with the giving of notice or lapse of time, or both, will become a default. No claim or dispute exists between Borrower and Investment Manager with respect to the Advisory Agreement.

                  (f) Investment Manager has not assigned or encumbered its interest under the Advisory Agreement.

                  (g) Investment Manager does not have any option or preferential right to purchase all or any part of, and does not have any right, title or interest with respect to any Hotel or any other
         property  of  Borrower   other  than  as  advisor  under  the  Advisory
         Agreement.

                  (h) As of the date hereof, all fees, sums, charges, costs, expenses and other amounts due under the Advisory Agreement have been paid in accordance with the terms of the Advisory Agreement.

         2. Investment Manager's Covenants.

                  A. Investment Manager hereby consents and agrees to each and every one of the following covenants and agreements for the benefit of the Agent:

                  (a) Performance and Notice of Default. Investment Manager agrees that it will (i) promptly perform and observe in all material respects all of the covenants and agreements required to be performed and observed by it under the Advisory Agreement, and (ii) promptly notify Agent of any material default under the Advisory Agreement of which it becomes aware.

                  (b) No Termination of Advisory Agreement. Investment Manager will not terminate the Advisory Agreement without first providing the Agent with at least thirty (30) days' prior written notice of such intention.

                  (c)  Subordination  of the  Advisory  Agreement  to  Liens  of
         Lender. Any and all liens, rights and interests (whether choate or inchoate and including, without limitation, all


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

         mechanic's and materialman's liens under applicable law) owned, claimed or held, or to be owned, claimed or held, by Investment Manager in and to any property of the Borrower (collectively, the "Subordinated Obligations"), are and shall be in all respects subordinate and inferior to the liens and security interests created or to be created for the benefit of the Agent, its successors and assigns, and securing the repayment of the Note (including, without limitation, post-petition interest), including, among other things, liens and security interests with respect to the Hotels (collectively, the "Senior Obligations"). The foregoing subordination shall not affect the right of Investment Manager to receive and use all fees paid or payable to it under the Advisory Agreement.

                  (d) Agent's Right to Terminate. Upon (1) the occurrence of an Event of Default pursuant to which the Loan is accelerated (or otherwise becomes due and payable in full) or (2) Investment Manager committing any act which would permit termination of the Advisory Agreement by Borrower, the Agent shall have the right to terminate the Advisory Agreement by giving Borrower and Investment Manager thirty
         (30) days prior written notice.

                  (e) No Amendments to the Advisory Agreement. Investment Manager will not amend or modify the Advisory Agreement in any material respect without the prior written consent of the Agent, which consent shall not be unreasonably withheld, delayed or conditioned. In the event Investment Manager fails to secure such approval, the Advisory Agreement shall, for the purposes of Investment Manager's obligations to the Agent pursuant to this Agreement, be deemed not to have been modified by such amendment.

                  (f) Limitation on Liens. Investment Manager will not create, incur, assume or suffer to exist (to the extent funds are available to satisfy such lien in accordance with the provisions of the Advisory Agreement) any Lien upon any property of Borrower, including, without limitation, the Hotels, except as permitted under the Loan Agreement or as otherwise agreed to in writing by the Agent.

                  (g) Delivery of Notices, etc. Investment Manager shall furnish the Agent with all material notices from any Governmental Authority or private litigants received by Investment Manager with respect to any Hotel.

                  (h) Further Assurances. Investment Manager shall (i) execute such affidavits and certificates as the Agent shall reasonably require to further evidence the agreements herein contained, provided same do not increase Investment Manager's obligations set forth, contemplated or otherwise intended hereunder, (ii) on written request from the Agent, furnish the Agent with copies of such information as Borrower is entitled to receive under the Advisory Agreement, and (iii) cooperate with the Agent's representatives in any inspection of all or any property of Borrower to the extent the Agent is permitted to enter and inspect such property in accordance with the Loan Agreement.

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

                  (i) Agent Not Obligated Under Advisory Agreement. Investment Manager further agrees that nothing herein shall impose upon the Agent any obligation for payment or performance in favor of Investment Manager, unless the Agent has elected to assert Borrower's rights under the Advisory Agreement, in which case the Agent shall pay Investment Manager the sums due to Investment Manager under the terms of the Advisory Agreement from and after the effective date of the Agent's notice of such election to Investment Manager, and Investment Manager shall continue performance on the Agent's behalf in accordance with the terms of the Advisory Agreement.

                  (j) Agent's Reliance on Representations. Investment Manager has executed this Agreement for the purpose of inducing the Lenders to make the Loan and inducing Agent to enter into the Loan Agreement and with full knowledge that the Agent and Lenders shall rely upon the representations, warranties, covenants and agreements herein contained when making the Loan and that but for this instrument and the representations, warranties, covenants and agreements herein contained, the Agent and Lenders would not take such actions.

         B. Except as expressly permitted hereby, upon the occurrence and continuance of an Event of Default under the Loan Agreement, Investment Manager shall not request, demand or sue for, or take, accept or receive from Borrower, by set-off or in any other manner, and Borrower shall not make, any payment of any monies (including, without limitation, principal or interest (including post-petition interest) thereafter owing by Borrower to Investment Manager in respect of the Subordinated Obligations or any security therefor, other than for services rendered prior to such date, until the final payment in full of the Senior Obligations; provided, however, that Investment Manager has no obligation to continue as Investment Manager under the Advisory Agreement if Investment Manager is not receiving compensation for its services thereunder.

         C. In the event of any distribution, division or application, partial or complete, voluntary or involuntary, by operation of law or otherwise, of all or any part of the assets of Borrower or the proceeds thereof, to creditors of Borrower, or upon any indebtedness of Borrower, by reason of the liquidation, dissolution or other winding up of Borrower or Borrower's business, or any sale, receivership, insolvency or bankruptcy proceeding, or assignment for the benefit of creditors, or any proceeding by or against Borrower for any relief under any bankruptcy or insolvency law or laws relating to the relief of debtors, readjustment of indebtedness, reorganizations, compositions or extensions, then and in any such event any payment or distribution of any kind or character, either in cash, securities or other property, which shall be payable or deliverable upon or with respect to any or all indebtedness or obligations of Borrower to Investment Manager in respect of any of the Subordinated Obligations (including, without limitation, interest and post-petition interest) shall be paid or delivered directly to the Agent for application to the Senior Obligations (including, without limitation, post-petition interest), due or not due, until the Senior Obligations shall have first been fully paid and satisfied; provided, however, that Investment Manager has no obligation to continue as Investment Manager under the Advisory Agreement if Investment Manager is not receiving compensation for its services thereunder. Upon the occurrence and during the continuance of an Event of

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
         Default, Investment Manager irrevocably authorizes and empowers the Agent to demand, sue for, collect and receive every such payment or distribution and give acquittance therefor and to file claims and take such other proceedings, in the Agent's own name or in the name of Investment Manager or otherwise, as the Agent may deem necessary or advisable for the enforcement of this Agreement. Investment Manager will execute and deliver to the Agent such powers of attorney, assignments or other instruments as may be reasonably requested by the Agent in order to enable the Agent to enforce any and all claims upon or with respect to any of the Subordinated Obligations, and to collect and receive any and all payments or distributions which may be payable or deliverable at any time upon or with respect to any such Obligations of Borrower.

         D. Should any payment or distribution or security or proceeds thereof be received by Investment Manager upon or with respect to any of the Subordinated Obligations contrary to the foregoing provisions, Investment Manager will forthwith deliver the same to the Agent in precisely the form received (except for the endorsement or assignment of Investment Manager where necessary) for application to the Senior Obligations (including, without limitation, post-petition interest), and, until so delivered, the same shall be held in trust by Investment Manager as property of the Agent. In the event of the failure of Investment Manager to make any such endorsement or assignment, the Agent, or any of its officers or employees, is hereby irrevocably authorized to make the same.

         E. Investment Manager will not assign or transfer to others any claim which it has or may hereafter have against Borrower in respect of any of the Subordinated Obligations while any of the Senior Obligations (including without limitation, post-petition interest) remain unpaid, unless such assignment or transfer is made expressly subject to the terms and conditions hereof in any instrument in form and substance satisfactory to the Agent.

         F. The Agent, at any time and from time to time, may enter into such agreement or agreements with Borrower as the Agent may reasonably deem proper extending the time of payment of or renewing or otherwise altering the terms of all or any of the Senior Obligations without notice to Investment Manager and without in any way impairing or affecting the obligations of Investment Manager hereunder.

         G. The Agent shall not be prejudiced in its right to enforce this Agreement in respect of any of the Subordinated Obligations owing to Investment Manager by any act or failure to act on the part of Borrower or anyone in custody of Borrower's assets or property.

         3. No Assignment. Notwithstanding anything to the contrary in the Advisory Agreement, neither Investment Manager nor Borrower may assign the Advisory Agreement without the prior written consent of the Agent.

         4. No Waiver. No failure to exercise, and no delay in exercising, and no course of dealing with respect to, any power, remedy or right under this Agreement by the Agent shall operate as a waiver thereof, nor shall any single or partial exercise thereof by the Agent preclude any other or further exercise thereof or the exercise of any other power, remedy or right. The

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

remedies provided herein are cumulative and not exclusive of any remedies provided by applicable law and/or any of the other Credit Documents.

         5. Notice. All notices, consents, approvals and requests required or permitted hereunder shall be given in writing and shall be effective for all purposes if hand delivered or sent by (a) certified or registered United States mail, postage prepaid, or (b) expedited prepaid delivery service, either commercial or United States Postal Service, with proof of attempted delivery, and by telecopier (with answer back acknowledged), addressed if to Agent at its address set forth on the first page hereof, Attention: Mr. Michael A. Seton, 25th Floor; Mr. Gary Jermansky, 33rd Floor; and Mr. Ronald Rapp, 24th Floor; if to Investment Manager at its address set forth on the first page hereof,
Attention: President; and if to Borrower at its address set forth on the first page hereof, Attention: Mr. Thomas M. O'Brien; or at such other address and Person as shall be designated from time to time by any party hereto, as the case may be, in a written notice to the other parties hereto in the manner provided for in this Section 5. A copy of all notices, consents, approvals and requests directed to the Agent shall be delivered to Latham & Watkins, 885 Third Avenue, New York, New York 10022, Attention: Roger M. Zeitzeff, Esq., and Joshua Stein, Esq., and a copy of all notices, consents, approvals and requests directed to Investment Manager or Borrower shall be delivered to Investment Manager or Borrower at the address set forth in the preceding sentence, with a copy of each to: Sullivan & Worcester LLP, One Post Office Square, Boston, Massachusetts 02109, Attention: Jennifer B. Clark, Esq. A notice shall be deemed to have been given: in the case of hand delivery, at the time of delivery; in the case of registered or certified mail, when delivered or two Business Days after mailing; or in the case of expedited prepaid delivery and telecopy, on the Business Day after the same was sent. A party receiving a notice which does not comply with the technical requirements for notice under this Section 5 may elect to waive any deficiencies and treat the notice as having been properly given.

         6. Indemnity. Borrower shall indemnify, defend and hold the Agent harmless against and from all liability, loss, damage and expense (including, without limitation, reasonable attorney's fees and disbursements), which the Agent may or shall incur or be subject to by reason of this Agreement, or by reason of any action taken in good faith by the Agent hereunder, and against and from any and all claims and demands whatsoever which may be asserted against the Agent by reason of any alleged obligation or undertaking on its part to perform or discharge any of the terms, covenants and conditions contained in the Advisory Agreement, other than claims and demands arising by reason of Agent's own fraud, gross negligence or willful misconduct. Should the Agent incur any such liability, loss, damage or expense, the amount thereof, together with interest thereon at the rate of interest applicable from time to time under the Note, shall be payable by Borrower to the Agent immediately upon demand.

         7. Amendments, Etc. This Agreement cannot be amended except by an agreement in writing, signed by the Agent, Borrower and Investment Manager, and no provision hereof may be waived except by an instrument in writing signed by the Agent.

         8. Inspection; Books and Records. Investment Manager agrees that Agent or its agents and any Lender may enter upon the premises of Investment Manager at any time and from time to time, during normal business hours and upon reasonable notice under the circumstances, and at any time at all on and after the occurrence and during the continuance of an Event of Default,

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

for the purposes of discussing the affairs, finances and business of any Credit Party and any Hotel with any of the officers, employees and directors of Investment Manager. Such officers, employees and directors shall truthfully and fully explain the affairs, finances and business of such Credit Party or Hotel to Agent or its agents and any Lender, as the case may be. At any time and from time to time on and after the occurrence and during the continuance of an Event of Default, Investment Manager shall, at Investment Manager's sole cost and expense, deliver to Agent within five days of Agent's request all books, records, files, correspondence and closing documents maintained by Investment Manager with respect to any Credit Party and any Hotel.

         9. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

         10. Severability. If any provision of this Agreement or the application thereof to any person or entity or circumstance shall, to any extent, be illegal, invalid and/or unenforceable, the remainder of this Agreement or the application of such provision to persons or entities or circumstances other than those as to which it is illegal, invalid and/or unenforceable, as the case may be, shall not be affected, and each provision of this Agreement shall be legal, valid and enforceable to the extent permitted by law. The illegality, invalidity and/or unenforceability of any provision of this Agreement in any jurisdiction shall not affect the legality, validity and/or enforceability thereof in any other jurisdiction.

         11. Expenses. If any suit or other proceeding is instituted by the Agent to enforce this Agreement (or any portion hereof), Borrower shall pay, upon demand, all of the reasonable out-of-pocket costs and expenses (including, without limitation, reasonable attorneys' fees and disbursements) incurred by the Agent in connection therewith, together with interest at the Default Rate. The obligations of Borrower under this Section 11 shall survive the expiration or termination of this Agreement.

         12. Headings. Headings used in this Agreement are for convenience of reference only and do not constitute part of this Agreement for any purpose.

         13. WAIVER OF JURY TRIAL. TO THE FULLEST EXTENT PERMITTED BY LAW, BORROWER AND INVESTMENT MANAGER HEREBY IRREVOCABLY WAIVE TRIAL BY JURY IN ANY JUDICIAL PROCEEDING BROUGHT BY ANY PARTY INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER IN ANY WAY ARISING OUT OF, RELATED TO, OR IN CONNECTION WITH THIS AGREEMENT.

         14. SUBMISSION TO JURISDICTION. INVESTMENT MANAGER HEREBY SUBMITS TO THE NONEXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK AND OF ANY NEW YORK STATE COURT SITTING IN NEW YORK CITY FOR THE PURPOSES OF ALL LEGAL PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY. INVESTMENT MANAGER HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH PROCEEDING

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

BROUGHT IN SUCH A COURT AND ANY CLAIM THAT ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

         15. Cumulative Remedies. All rights and remedies set forth in this Agreement are cumulative, and the Agent may recover judgment thereon, issue execution therefor, and resort to every other right or remedy available at law or in equity, without first exhausting and without affecting or impairing the security of any right or remedy afforded hereby; and no such right or remedy set forth in this Agreement shall be deemed exclusive of any of the remedies or rights granted to the Agent in the Note, the Loan Agreement or any other Credit Document. Nothing contained in this Agreement shall be deemed to limit or restrict the rights and remedies of the Agent under any of the other documents related to the Senior Obligations.

         16. Borrower's Consent. Borrower has joined herein to evidence its consent to all the agreements of Investment Manager contained in this Agreement.

         17. Successors. This Agreement shall be binding upon and shall inure to the benefit of each party hereto and their respective successors and assigns.

         18. Counterparts. This Agreement may be executed in any number of counterparts each of which, taken together, shall constitute one and the same original.

         19. Conflicts with Loan Agreement. Notwithstanding anything to the contrary set forth elsewhere in this Agreement or in any other Credit Document, this Agreement and such other Credit Documents are expressly made subject in their entirety to the Credit Agreement and in the event of a conflict or ambiguity created between the Credit Agreement and any provision herein (and/or under any other Credit Document) or obligation of Borrower hereunder (and/or under any other Credit Document), the terms of the Credit Agreement shall govern and control.

         20. Termination. Upon the Obligations being fully paid by Borrower in accordance with the Loan Agreement, this Agreement shall be of no further effect.

         21. NO LIABILITIES OF TRUSTEES. THE DECLARATION OF TRUST OF BORROWER, DATED MAY 12, 1995, A COPY OF WHICH, TOGETHER WITH ALL AMENDMENTS THERETO (THE "DECLARATION"), IS DULY FILED IN THE OFFICE OF THE DEPARTMENT OF ASSESSMENTS AND TAXATION OF THE STATE OF MARYLAND, PROVIDES THAT THE NAME "HOSPITALITY PROPERTIES TRUST" REFERS TO THE TRUSTEES UNDER THE DECLARATION COLLECTIVELY AS TRUSTEES, BUT NOT INDIVIDUALLY OR PERSONALLY, AND THAT NO TRUSTEE, OFFICER, SHAREHOLDER, EMPLOYEE OR AGENT OF BORROWER SHALL BE HELD TO ANY PERSONAL LIABILITY, JOINTLY OR SEVERALLY, FOR ANY OBLIGATION OF, OR CLAIM AGAINST, BORROWER. ALL PERSONS DEALING WITH BORROWER, IN ANY WAY, SHALL LOOK ONLY TO THE ASSETS OF BORROWER FOR THE PAYMENT OF ANY SUM OR THE PERFORMANCE OF ANY OBLIGATION.

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

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the day and year first above written.

                               INVESTMENT MANAGER:

                               REIT MANAGEMENT & RESEARCH, INC.
                                         a Delaware corporation


                               By: /s/ John G. Murray
                                   -----------------------------------
                                   Name:  John G. Murray
                                   Title: Executive Vice President


                               BORROWER:

                               HOSPITALITY PROPERTIES TRUST,
                               a Maryland real estate investment trust


                               By: /s/ John G. Murray
                                   -----------------------------------
                                   Name:   John G. Murray
                                   Title:  President


                               AGENT:

                               DRESDNER BANK AG, NEW YORK BRANCH
                               AND GRAND CAYMAN BRANCH,
                               as Agent


                               By: /s/ Michael A. Seton
                                   -----------------------------------
                                   Name: Michael A. Seton
                                   Title: Assistant Vice President


                               By: /s/ Johannes Boeckmann
                                   -----------------------------------
                                   Name:  Johannes Boeckmann
                                   Title: Vice President

                                    EXHIBIT A

                               ADVISORY AGREEMENT

A copy of the Advisory Agreement, dated as of January 31, 1998, between REIT Management & Research, Inc. and Hospitality Properties Trust has been filed with the Securities and Exchange Commission as an exhibit to Hospitality Properties Trust's Current Report on Form 8-K dated February 11, 1998, which exhibit is incorporated herein by reference.